Forfeitures	12 Months Ended
Dec. 31, 2025
EBP 022 [Member]
Employee Benefit Plan Forfeited Nonvested Account [Line Items]
Forfeitures
4.	Forfeitures
Upon termination of a participant’s employment with the Company before his or her benefits are fully vested, the unvested portion of the Company retirement contributions is forfeited. The Plan allows the
Company
to apply participant forfeitures toward Plan expenses or to be used to make Company contributions.
During the year ending December 31, 2025, the Company used $300,328 of participant forfeitures toward the payment of the Company contribution. As of December 31, 2025, and 2024, participant forfeitures totaling $91,658 and $233,406, respectively, were available for future use by the Company.